SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): OCTOBER 1, 1998


                                HEALTHWATCH, INC.
             (Exact name of registrant as specified in its charter)


                                    MINNESOTA
                 (State or other jurisdiction of incorporation)



         0-11476                                           84-0916792
         -------                                           ----------
(Commission File Number)                       (IRS Employer Identification No.)



  2445 CADES WAY, VISTA, CALIFORNIA                           92083
-----------------------------------                           -----
(Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code:      (760) 598-4333
                                                         --------------



                                       N/A
          (Former name or former address, if changed since last report)

                                     PART I

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         Effective October 1, 1998, the Company acquired Paul Harrison Enterprises, Inc., a Georgia Corporation ("PHE") by merger of PHE into MERAD Software, Inc., a wholly owned subsidiary of the Company. The shareholders of PHE received 334,443 shares of the Company's Series P Preferred Stock, stated value $10.00 per share (the "Preferred Stock"). Subject to prior approval by the Company's shareholders, the Preferred Stock will be convertible into 3,344,320 shares of the Company's Common Stock. The Preferred Stock is non-voting. The Company will request that shareholders approve the convertibility of the Preferred Stock at the 1998 Annual Meeting of Shareholders which is expected to be held in November or December 1998. A copy of the Designation of the Preferred Stock is attached as Exhibit C to the Agreement and Plan of Merger dated as of September 30, 1998 among the Company, MERAD Software, Inc. and Paul Harrison Enterprises, Inc. filed herewith as Exhibit 10.1. In addition to the shares of Preferred Stock issued to the PHE shareholders, the PHE shareholders will be paid additional consideration based on a percentage of the revenues that the Company receives in connection with the sale of software developed utilizing the technology acquired from PHE, up to a maximum of $7 million, and options for approximately 625,000 shares of the Company's Common Stock with an exercise price of $.96 per share will be issued in exchange for previously outstanding options of PHE.

         PHE was a holding company, the primary assets of which were 6,177,010 shares of the Common Stock of HALIS, Inc., a Georgia Corporation, 889,000 shares of the Company's Common Stock and certain software development technology, known as MERAD. The MERAD software technology was used to develop the HALIS healthcare enterprise system and the Company expects to use this development software to develop "enterprise" software products for additional industry groups. The value of the transaction is based on the estimated fair market value of the HealthWatch Inc. Preferred Stock issued as well as the fair market value of PHE's net assets acquired. Prior to the acquisition, PHE owned approximately 30% of the Company's outstanding shares of Common Stock. Paul Harrison, the founder and an officer and major shareholder of PHE is Chairman of the Board of Directors of the Company.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a) - (b) Financial statements for PHE pro forma financial statements for the Company and PHE acquired by Form 8-K will be filed by an amendment to this report, such amendment to be filed within 60 days of the date hereof. The Company is filing herewith an unaudited condensed pro forma balance sheet as of August 31, 1998 for the Company and PHE and an unaudited condensed income statement for the Company for the two months ended August 31, 1998.

         (c) Exhibit 10.1 Agreement and Plan of Merger dated as of September 30, 1998 among HealthWatch, Inc., MERAD Software, Inc. and Paul Harrison Enterprises, Inc.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned thereunto duly authorized.


Dated: October 7, 1998                   HEALTHWATCH, INC.


                                         By /s/ Larry Fisher
                                            -----------------------------
                                            Larry Fisher
                                            Director


                                        3

                                HEALTHWATCH, INC.

                 CONSOLIDATED PROFORMA BALANCE SHEET (UNAUDITED)

                                 AUGUST 31, 1998



Proforma Results:

Summarized below is the unaudited condensed and proforma consolidated balance sheet as if the acquisition had taken place as of August 31, 1998.


                                                   Proforma Condensed Consolidated Balance Sheet (Unaudited)
                                                   ---------------------------------------------------------

                                                  Paul Harrison                            Proforma             Proforma
                            HealthWatch, Inc.   Enterprises, Inc     Acquisition         Consolidating      HealthWatch, Inc.
                              Consolidated        Consolidated.       Adjustment            Entries           Consolidated
                               -----------         -----------        -----------         -----------         -----------
Current assets                 $   834,974         $   129,120              $ -           $   (95,000)(4)     $   869,094

Marketable equity                                                                            (710,720)(2)
  securities-related party         430,872             525,000                -             1,149,332 (3)       1,394,484

Technology and other
  intangible assets                818,507             255,038                -             1,041,510 (3)       2,115,055
Investment in subsidiary .             -                   -            2,560,000(1)       (2,560,000)(3)             -
                               -----------         -----------        -----------         -----------         -----------
  Total assets                 $ 2,084,353         $   909,158        $ 2,560,000         $(1,174,878)        $ 4,378,633
                               ===========         ===========        ===========         ===========         ===========

Current liabilities            $ 1,507,780         $   540,000                -           $   (95,000)(4)     $ 1,952,780
Long-term debt                         -                   -                  -                   -                   -

Shareholders' equity                                                                         (710,720)(2)
                                   576,573             369,158          2,560,000(1)         (369,158)(3)       2,425,853
                               -----------         -----------        -----------         -----------         -----------

  Total liabilities and
    equity                     $ 2,084,353         $   909,158        $ 2,560,000         $(1,174,878)        $ 4,378,633
                               ===========         ===========        ===========         ===========         ===========


1. To reflect the acquisition of Paul Harrison Enterprises, Inc. (PHE) on HealthWatch, Inc. consolidated as if the acquisition had occurred on August 31, 1998.

2. To record net assets purchased at fair market value and eliminate the intercompany investment and PHE's equity.

3. To retire HealthWatch, Inc.'s common stock purchased as part of the acquisition of PHE.

4.   To eliminate intercompany balances as of August 31, 1998.

                                HEALTHWATCH, INC.

                CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

                    FOR THE TWO MONTHS ENDED AUGUST 31, 1998




Summarized below is the unaudited condensed consolidated statement of operations for HealthWatch, Inc.:


                                                  August 31, 1998
                                                   --------------
Sales                                              $      265,661
Cost of sales                                             193,219
                                                   --------------
     Gross profit                                          72,442

Operating expenses                                        290,639
                                                   --------------

Loss from operations                                     (218,197)
Other income (expense)                                   (347,684)
                                                   --------------

     Net loss                                            (565,881)
                                                   ==============